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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 30, 1996
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                        (Date of earliest event reported)

                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

Maine                                   0-16947                  01-0437984
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)

P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
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(Address of principal executive offices)                              (Zip Code)

                                 (207) 761-8500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


                        Exhibit Index appears on page 5.
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ITEM 5. OTHER EVENTS

         Following the close of business on May 30, 1996, Peoples Heritage Financial Group, Inc. ("Peoples Heritage"), a Maine corporation, Peoples Heritage Merger Corp. ("PHMC"), a Maine corporation and a wholly-owned subsidiary of Peoples Heritage, and Family Bancorp ("Family"), a Massachusetts corporation, entered into an Agreement and Plan of Merger (the "Agreement") which sets forth the terms and conditions under which Family will merge with and into PHMC (the "Merger").

         The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Family (other than (i) any dissenting shares under Massachusetts law and (ii) any shares held by Peoples Heritage other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 1.26 shares of common stock of Peoples Heritage.

         The transaction will be accounted for under the purchase method of accounting. Subject to market conditions, Peoples Heritage intends to repurchase on the open market approximately half, or about 2.6 million shares, of the shares to be issued in the acquisition.

         Concurrently with the execution and delivery of the Agreement, (i) Family entered into a Stock Option Agreement with Peoples Heritage (the "Family Stock Option Agreement") whereby Family granted to Peoples Heritage an option to purchase up to 832,000 shares of Family common stock, representing 19.9% of the outstanding shares of Family common stock, at a price of $20.50 per share, which is exercisable only upon the occurrence of certain events, and (ii) Peoples Heritage entered into a Stock Option Agreement with Family (together with the Family Stock Option Agreement, the "Stock Option Agreements") whereby Peoples Heritage granted to Family an option to purchase up to 1,500,000 shares of Peoples Heritage common stock, representing 6.0% of the outstanding shares of Peoples Heritage common stock, at a price of $19.75 per share, which also is exercisable only upon the occurrence of certain events. Each of the Stock Option Agreements provide the grantee (i) with the right, in certain circumstances, to require the issuer to repurchase the option and any shares acquired by exercise of the option and (ii) with the right to require the issuer to register the common stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended.

         Concurrently with the execution and delivery of the Agreement, Peoples Heritage entered into a Stockholder Agreement with certain stockholders of Family, pursuant to which, among other things, such stockholders agreed to vote their shares of Family common stock (which, exclusive of stock options, currently amount to approximately 7.4% of the shares of such stock outstanding) in favor of the Merger.

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         Consummation of the Merger is subject to the approval of the shareholders of Peoples Heritage and Family and the receipt of all required regulatory approvals, as well as other customary conditions.

         The Agreement, the Stock Option Agreements, the Stockholder Agreement and the press release issued by Peoples Heritage and Family on May 31, 1996 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Agreement, the Stock Option Agreements and the Stockholder Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed with this report:

Exhibit Number                        Description
- --------------                        -----------
2                                     Agreement and Plan of Merger, dated as of
                                      May 30, 1996, among Peoples Heritage, PHMC
                                      and Family

10(a)                                 Stock Option Agreement, dated as of May
                                      30, 1996, between Peoples Heritage (as
                                      grantee) and Family (as issuer)

10(b)                                 Stock Option Agreement, dated as of May
                                      30, 1996, between Peoples Heritage (as
                                      issuer) and Family (as grantee)

10(c)                                 Stockholder Agreement, dated as of May 30,
                                      1996, among Peoples Heritage and certain stockholders of Family

20 Press Release issued on May 31, 1996 with respect to the Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PEOPLES HERITAGE FINANCIAL GROUP, INC.

Date:  June 3, 1996        By:/s/ Peter J. Verrill
                              --------------------------------------------------
                              Peter J. Verrill
                              Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number                        Description
- --------------                        -----------
2                                     Agreement and Plan of Merger, dated as of
                                      May 30, 1996, among Peoples Heritage, PHMC
                                      and Family

10(a)                                 Stock Option Agreement, dated as of May
                                      30, 1996, between Peoples Heritage (as
                                      grantee) and Family (as issuer)

10(b)                                 Stock Option Agreement, dated as of May
                                      30, 1996, between Peoples Heritage (as
                                      issuer) and Family (as grantee)

10(c)                                 Stockholder Agreement, dated as of May 30,
                                      1996, among Peoples Heritage and certain stockholders of Family

20 Press Release issued on May 31, 1996 with respect to the Agreement



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